August 6, 2014
Q2 2014
Information is as of June 30, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2
Supplemental Financial Information Presentation

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
Second Quarter 2014 Earnings Call
August 6, 2014
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”)
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this presentation, the words believe, expect, anticipate, estimate, plan, continue, intend, should, may or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and other filings with the SEC. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Forward Looking Statements

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Second Quarter 2014 Summary Highlights
Reported Operating Earnings of $16.5 million, or $0.52 per share of common stock for the second quarter of 2014
(1)
RMBS portfolio at June 30, 2014 consisted of Agency RMBS with an estimated fair value of $2.2 billion and non-
Agency RMBS with an estimated fair value of $1.4 billion
RMBS, securitized mortgage loans and other credit investment portfolio had a 2.6% effective net interest spread and a 14.1% effective levered asset yield at June 30, 2014
(2)
Quarter-end leverage multiple of 3.8x at June 30, 2014
Estimated taxable income of $0.42 per share of common stock
Declared a $0.42 per share of common stock quarterly dividend for stockholders of record as of June 30, 2014
Book value per share of common stock of $19.49 at June 30, 2014, a 4.6% increase over March 31, 2014 book value per share of common stock of $18.64
$13.5 million outstanding on warehouse facility to fund the acquisition and rehabilitation of 220 homes through the bond-for-title program
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings;
(ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 8.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
($ amounts in thousands except per share data)
June 30, 2014 March 31, 2014 June 30, 2014 June 30, 2013
Interest Income $38,141 $38,180 $41,329 $76,321 $79,576
Interest Expense (7,510) (7,268) (7,237) (14,778) (13,454)
Net Interest Income $30,631 $30,912 $34,092 $61,543 $66,122
Operating Earnings
(1)
$16,521 $17,116 $18,900 $33,593 $37,991
Weighted Average Common Shares Outstanding - Basic 32,020 32,015 31,995 32,018 28,858
Operating Earnings per Common Share
(1)
$0.52 $0.53 $0.59 $1.05 $1.32
Leverage Multiple (Debt / Equity) 3.8x 3.8x 3.9x 3.8x 3.9x
Annualized Return on Average Assets
(2)
2.3% 2.3% 1.8% 2.3% 2.0%
Annualized Return on Average Equity
(3)
10.2% 10.6% 10.4% 10.5% 11.2%
Three Months Ended Six Months Ended
Financial Summary
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3) Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.
June 30, 2013

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings per Share of Common Stock (1)
Book Value per Share of Common Stock
Dividends per Share of Common Stock
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings;
(ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
$0.59
$0.36
$0.61
$0.53
$0.52
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
$0.70
$0.40
$0.40
$0.40
$0.42
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
$18.63
$18.50
$18.26
$18.64
$19.49
$0.00
$4.00
$8.00
$12.00
$16.00
$20.00
$24.00
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
Financial Summary
APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward
Book Value - March 31, 2014 (unaudited) 18.64 $
  Common stock dividend declared (0.42)
  Operating Earnings, net of preferred dividend 0.52
Non-Operating Items Impacting Net Income:
  Unrealized gain on Agency RMBS, net 1.46
  Unrealized gain on non-Agency RMBS, net 0.15
  Unrealized gain on securitized mortgage loans, net 0.06
  Unrealized loss on derivatives, net (0.45)
  Realized loss on sales of Agency RMBS, net (0.23)
  Realized gain on sales of non-Agency RMBS, net 0.01
  Realized loss on expirations of Swaptions (0.24)
  Other, net (0.01)
Book Value - June 30, 2014 (unaudited) 19.49 $

Portfolio Summary and Net Interest Spread
Allocation of Portfolio Equity at June 30, 2014 (1) Effective Net Interest Spread at June 30, 2014 (2)
Allocation of Portfolio Equity at March 31, 2014 (1) Effective Net Interest Spread at March 31, 2014 (2)
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 3.1% 6.9% 7.9% 4.5%
Interest Expense 0.4% 2.1% 3.2% 1.0%
Cost of Swaps 1.1% - 1.9% 0.7%
Effective Net Interest Spread 1.6% 4.8% 2.8% 2.8%
Debt / Equity
(3)
6.2x 2.7x 1.6x 3.8x
Effective Levered Asset Yield
(2)
13.1% 19.9% 12.4% 15.1%
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 2.9% 6.1% 7.8% 4.3%
Interest Expense 0.3% 2.0% 3.1% 1.0%
Cost of Swaps 1.0% - 1.9% 0.7%
Effective Net Interest Spread 1.6% 4.1% 2.8% 2.6%
Debt / Equity
(3)
6.4x 2.7x 1.5x 3.8x
Effective Levered Asset Yield
(2)
12.9% 17.3% 12.2% 14.1%
Securitized
Mortgage Loans
5%
Agency RMBS
38%
Cash and Other,
net
8%
Non-Agency
RMBS and
Other Credit
Investments
49%
Securitized
Mortgage Loans
6%
Agency RMBS
39%
Cash and Other,
net
9%
Non-Agency
RMBS and
Other Credit
Investments
46%
APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.
(1)
(2)
(3)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at June 30, 2014
Agency Portfolio Overview Constant Prepayment Rates
(1) Other includes Interest Only and Inverse Interest Only Securities.
Loan Balance 15
Year Pass-Throughs
2%
Loan Balance 30
Year Pass-Throughs
54%
Low Credit 30 Year
Pass-Throughs
16%
Other(1)
3%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
25%
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
4.9%
4.9%
6.7%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
Total Agency Portfolio average one month CPR
($ in thousands) Estimated Fair Value Q2 2014 CPR
Agency Pass-Throughs 2,100,874 $                 6.6%
Agency IOs and Agency  IIOs 67,529 8.5
Total 2,168,403 $               6.7%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at June 30, 2014
Agency RMBS Portfolio Composition Summary
(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2) Estimated weighted average yield at the date presented incorporates prepayment assumptions on Agency RMBS.
(3) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only classes of securities.  At June 30, 2014, Agency IOs had a notional balance of $401,322 and Agency Inverse IOs had a notional balance of $123,339.
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
30-Year Mortgages
Fixed-rate coupons:
3.5% 88,735 5,167 93,902 91,263 3.50% 2.58%
4.0% 1,295,054 95,147 1,390,201 1,372,490 4.00% 2.83%
4.5% 537,388 40,294 577,682 584,812 4.50% 2.96%
1,921,177 140,608 2,061,785 2,048,565 4.12% 2.86%
15-Year Mortgages
3.0% Coupons 50,435 1,352 51,787 52,309 3.00% 2.48%
Agency IOs
(3)
- - 39,144 42,368 3.96% 0.67%
Agency IIOs
(3)
- - 25,070 25,161 6.06% 13.52%
Total Agency RMBS 1,971,612 $               141,960 $   2,177,786 $         2,168,403 $       4.17% 2.93%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio Overview
Non-Agency RMBS Portfolio at June 30, 2014
Non-Agency RMBS Portfolio Vintage
Non-Agency RMBS Cash-Flow Profile
Subprime
79%
Pay-option
ARM
10%
Alt-A
11%
1998-2002
5%
2003
7%
2004
31%
2005
30%
2006
17%
2007
9%
2014
1%
Current-Pay
60%
Locked-Out
40%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio at June 30, 2014
(1) Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR stands for conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended June 30, 2014.
June 30, 2014
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,413,194
Amortized Cost to Par Value 81.0%
Net Weighted Average Security Coupon 1.2%
Collateral Attributes
Weighted Average Loan Age (months) 113
Weighted Average Original Loan-to-Value 79.8%
Weighted Average Original FICO Credit Score 638
Current Performance
60+ Day Delinquencies 29.5%
Average Credit Enhancement
(1)
33.3%
3 Month CRR
(2)
4.2%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing and Derivative Instruments Overview
(1) Includes $28,569 of repurchase borrowings collateralized by non-Agency RMBS of $48,638 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2) Securitized debt, which represents non-recourse senior securities sold to third parties in connection with a securitization transaction, has a final contractual maturity of May 2047.  Weighted average remaining maturity represents the underwritten final maturity of the security based on the projected final repayment of principal.  The actual maturity of the securitized debt may differ significantly given that actual interest collections, mortgage prepayments and/or losses on liquidation of mortgages may differ significantly from those expected.
($ in thousands)
Balance
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity
Repurchase agreement borrowings:
Agency RMBS 1,905,783 $
0.35% 22 days
Non-Agency RMBS
(1)
1,075,603
1.99% 174 days
Other investment securities 10,603
1.83% 24 days
Total repurchase agreements
2,991,989 $
0.94% 77 days
Securitized debt 37,348 $                4.00% 55 months
(2)
Total Borrowings 3,029,337 $       0.98%
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps - assets
957,000 $                  18,087 $
Swaptions - assets 1,335,000 2,855
Swaps - (liabilities) 730,000 (8,729)
Total Derivative Instruments
3,022,000 $           12,213 $
($ in thousands)
Weighted Average
Months Until
Fixed Pay Rate for Option Notional Swap Terms
Underlying Swap Fair Value Expiration Amount (Years)
2.50 - 3.00% 879 $                     11 160,000 $       5
3.50 - 4.00% 1,976 6 1,075,000 10
4.00 - 4.50% - 2 100,000 10
2,855 $                6 1,335,000 $  9.4
Option Underlying Swap
Swaps Overview at June 30, 2014
Swaptions Overview at June 30, 2014
Derivative Instruments at June 30, 2014 Borrowings at June 30, 2014
($ in thousands)
Term to Maturity Notional Amount
Average Fixed Pay
Rate
Average
Maturity
(Years)
Greater than 1 year up to 3 years 580,000 $              1.20% 2.7
Greater than 3 years up to 5 years 529,000 0.90% 3.4
Greater than 5 years 578,000 2.13% 8.4
Total 1,687,000 $       1.43% 4.9

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
June 30, 2014 December 31, 2013
Assets:
(unaudited)
Cash 98,014 $                  127,959 $
Restricted cash 45,092 67,458
RMBS, at fair value (of which $3,379,235 and $3,317,060 were pledged as collateral, respectively) 3,581,597 3,503,326
Securitized mortgage loans (transferred to a consolidated VIE), at fair value 109,712 110,984
11,846 11,515
Warehouse line receivable 13,462 -
Investment related receivable (of which $0 and $21,959 were pledged as collateral, respectively) 3,136 24,887
Interest receivable 10,087 10,396
Deferred financing costs, net 817 882
Derivative instruments, at fair value 20,942 53,315
Other assets 705 854
Total Assets 3,895,410 $              3,911,576 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 2,991,989 $              3,034,058 $
Non-recourse securitized debt, at fair value 38,656 43,354
Investment related payable 13,299 -
Obligation to return cash held as collateral 11,426 38,654
Accrued interest payable 11,077 8,708
Derivative instruments, at fair value 8,729 4,610
Payable to related party 5,218 5,444
Dividends payable 16,912 16,812
Accounts payable and accrued expenses 1,069 2,335
Total Liabilities 3,098,375 $              3,153,975 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                        69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,051,303 and 32,038,970 shares
320 320
Additional paid-in-capital 792,877 792,010
Retained earnings/(accumulated deficit) 3,769 (34,798)
Total Stockholders' Equity 797,035 $                 757,601 $
Total Liabilities and Stockholders' Equity 3,895,410 $              3,911,576 $
issued and outstanding, respectively
Other investment securities, at fair value (of which $11,846 and $11,515 were pledged as collateral, respectively)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands—except per share data)
2014 2013 2014 2013
Interest Income:
RMBS 35,991 $              39,032 $         71,816 $                75,946 $
Securitized mortgage loans 1,927 2,297 4,173 3,630
Other 223 - 332 -
Total Interest Income 38,141 41,329 76,321 79,576
Interest Expense:
Repurchase agreements (7,078) (6,729) (13,904) (12,636)
Securitized debt (432) (508) (874) (818)
Total Interest Expense (7,510) (7,237) (14,778) (13,454)
Net Interest Income 30,631 $           34,092 $       61,543 $             66,122 $
Other Income/(Loss):
Realized loss on sale of RMBS, net (7,072) $              (47,508) $       (18,882) $              (31,713) $
Gain/(loss) on derivative instruments, net (includes ($14,467), respectively) (27,133) 83,369 (64,323) 77,571
Unrealized gain/(loss) on RMBS, net 51,590 (134,822) 102,237 (167,870)
Unrealized gain/(loss) on securitized debt (364) 887 (354) 15
Unrealized gain/(loss) on securitized mortgage loans, net 2,042 (3,473) 3,096 (625)
Unrealized gain on other investment securities 54 - 176 -
Other, net (49) 43 (31) 68
Other Income/(Loss), net 19,068 $           (101,504) $    21,919 (122,554) $
Operating Expenses:
($545) of non-cash stock based compensation, respectively) (2,921) $              (2,434) $         (6,016) $                (5,285) $
(2,774) (2,921) (5,560) (5,710)
Total Operating Expenses (5,695) $            (5,355) $        (11,576) (10,995) $
Net Income/(Loss) 44,004 $           (72,767) $      71,886 $             (67,427) $
Preferred Stock Dividends Declared (3,450) (3,450) (6,900) (6,900)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities 40,554 $           (76,217) $      64,986 $             (74,327) $
1.26 $                (2.39) $          2.02 $                  (2.59) $
1.25 $                (2.39) $          2.01 $                  (2.59) $
Dividends Declared per Share of Common Stock 0.42 $                0.70 $           0.82 $                  1.40 $
Three Months Ended
June 30,
Six Months Ended
June 30,
(Unaudited) (Unaudited)
Earnings/(Loss) per Share of Common Stock - Basic
Earnings/(Loss) per Share of Common Stock - Diluted
$79,778, ($33,185) and $78,119 of unrealized gains/(losses), net,
General and administrative (includes ($408), ($146), ($867) and
Management fee - related party

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings;
(ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects per share amount for each component presented.
(in thousands—except share and per share data)
June 30, 2014
Per Share
Amount
(2)
June 30, 2013
Per Share
Amount
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders 40,291 $
1.26 $
(76,356) $
(2.39) $
Adjustments:
Non-cash stock-based compensation expense
408 0.01 146 -
Unrealized (gain)/loss on RMBS, net
(51,590) (1.61) 134,822 4.21
Unrealized (gain)/loss on derivatives, net
14,467 0.45 (79,778)
(2.49)
Unrealized (gain)/loss on securitized mortgage loans, net
(2,042) (0.06) 3,473 0.11
Unrealized (gain)/loss on securitized debt
364 0.01 (887) (0.03)
Unrealized (gain) on other investment securities
(54) - - -
Realized loss on sale of RMBS, net 7,072 0.22 47,508 1.49
Realized (gain)/loss on Swaps/Swaption terminations and
expirations, net 7,585 0.24 (10,028) (0.31)
Tax amortization of gain/(loss) on Swaption terminations and expirations, net (48) - - -
Other
68 - - -
Total adjustments to arrive at operating earnings:
(23,770) (0.74) 95,256 2.98
Operating Earnings 16,521 $                      0.52 $                          18,900 $                      0.59 $
Weighted average common shares 32,019,863 31,995,321
Three Months Ended Three Months Ended

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
and Effective Cost of Funds
(2)
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective cost of funds reflects interest expense adjusted to include the net interest component related to Swaps.
(3) Reflects per share amount for each component presented.
(4)
Effective Cost of Funds
($ in thousands) Reconciliation
Cost of Funds/Effective
Cost of Funds
Interest expense 7,510 $                 1.01%
Adjustment:
Net-interest paid for Swaps 5,081 0.68%
Effective interest expense/effective cost of funds 12,591 $               1.69%
Weighted average balance of borrowings 2,939,415 $
June 30, 2014
Three Months Ended
(in thousands—except share and per share data)
June 30, 2014
Per Share
Amount
(3)
June 30, 2013
Per Share
Amount
(3)
Operating Earnings:
Net income/(loss) allocable to common stockholders
64,570 $                      2.02 $                          (74,600) $                     (2.59) $
Adjustments:
Non-cash stock-based compensation expense
867 0.03 545 0.02
Unrealized (gain)/loss on RMBS, net
(102,237) (3.19) 167,870 5.82
Unrealized (gain)/loss on derivatives, net
33,185 1.04 (78,119) (2.71)
Unrealized (gain)/loss on securitized mortgage loans, net
(3,096) (0.10) 625 0.02
Unrealized (gain)/loss on securitized debt
354 0.01 (15) -
Unrealized (gain) on other investment securities
(176) (0.01) - -
Realized loss on sale of RMBS, net
18,882 0.59 31,713 1.10
Realized (gain)/loss on Swaps/Swaption terminations and
expirations, net 14,112 0.44 (10,028) (0.34)
Tax amortization of gain/(loss) on Swaption terminations and expirations, net (92) - - -
Realized loss on Short TBA Contracts
(4)
7,156 0.22 - -
Other
68 - - -
Total adjustments to arrive at operating earnings:
(30,977) (0.97) 112,591 3.91
Operating Earnings
33,593 $                      1.05 $                          37,991 $                      1.32 $
Weighted average common shares
32,017,640
28,858,241
Six Months Ended Six Months Ended
A Short TBA Contract refers to a “to-be-announced” contract to sell certain Agency RMBS on a forward basis.

19 Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)